As filed with the Securities and Exchange Commission on January 11, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05684

Alpine Equity Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
3rd Floor
Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577

(Name and address of agent for service)

1-888-785-5578
Registrant's telephone number, including area code

Date of fiscal year end: 10/31/2006

Date of reporting period: 10/31/2006

1

Item 1.  Report to Stockholders.

Table of Contents

Alpine’s Investment Outlook	1

FUND MANAGER REPORTS
Alpine International Real Estate Equity Fund	4

Alpine Realty Income & Growth Fund	9

Alpine U.S. Real Estate Equity Fund	14

Schedules of Portfolio Investments	19

Statements of Assets and Liabilities	25

Statements of Operations	26

Statements of Changes in Net Assets	28

Financial Highlights	31

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	40

Additional Information	41

 Alpine’s Investment Outlook

Dear Investor:

As 2006 draws to an end, most of the Alpine Funds have enjoyed a fiscal year ended October 31 with strong returns in spite of considerable uncertainty over both geopolitical problems and economic headwinds. We have experienced a broad bond market rally and positive equity markets in the U.S. and abroad. Positive index returns mask what has been quite a volatile year in the capital markets.

Initially, interest rates were driven higher by Federal Reserve Bank rate tightening, then when the Fed went to a neutral stance, bond prices rallied in anticipation of future easing. Oil prices accelerated in response to both mid-summer fears of growing tensions with Iran, as well as the anticipated peak summer driving season and the perceived inexhaustible demand for resources by China. Then, crude oil prices fell from a peak of $77 in August to less than $59 by October 31, eroding the speculative fervor underpinning commodity prices. The dollar initially strengthened during the year as the Fed was raising interest rates, yet it too has fallen back against other currencies as a more cautious view of the U.S. economy’s growth prospects for 2007 has become widespread within the capital markets. The abrupt fall in demand for new homes last spring raised fears that a collapse of home prices would induce a significant slowdown in domestic consumption. Signs of stability in the housing market have alleviated these fears. While lower mortgage costs have helped, another factor has been America’s ability to create new jobs, reflecting the great breadth of our economy, where pockets of previous excess and now current contraction are being offset by stability in other less volatile markets.

The Business Cycle: Growth and Risk

The legacy of ex-Fed Chairman Greenspan’s “Goldilocks Economy’’ is still with us. Even though the long-term decline in inflation and, hence, interest rates since 1981 may have hit bottom in 2003 there are no storm clouds on the horizon which suggest that we have to return to the boom-bust economic cyclicality of the 1970’s. However, the foundations of our current prosperity may be less secure than in the past two decades!

If inflation and interest rates remain at today’s historically moderate levels and modest employment growth can be sustained along with reasonable increases in income, then some of the economic imbalances of the past six years can be either absorbed or ameliorated. Eventually we must reverse the growth in our nation’s current account imbalance which has been propelled by the benefits of cheap imports whose profits have been recycled into relatively low-cost foreign financing of our government’s growing fiscal deficits. We must also shift our country’s popular preference from financing current consumption to expanding our national savings rate in order to protect against future uncertainties. These and other recent trends have left our national economy with much less of a cushion than we enjoyed either five or ten years ago. These concerns have been exacerbated by the costs of our war in Iraq, not only in terms of lives lost and of dollars spent, but also our self-esteem, our military’s capability and the country’s standing in the world. The total future impact of this war remains uncertain.

The great strength of this country remains in its range of innovation, entrepreneurship and capacity for reinvention. The combination of our collective local strength as a nation with our international integration of economic activity and, in some fields, dominance, have helped us to muddle through many of our problems which might otherwise undermine a smaller economy. Nonetheless, we cannot expect this “Goldilocks’’ era to last indefinitely.

As the business cycle progresses, we note that many economies throughout the world are beginning to de-link with regard to both direction and velocity. This means that if the U.S. were to slow down, it does not necessarily follow that France or China or Brazil would necessarily follow suit. Trade patterns, currencies, and interest rates can influence capital flows and thus connect the global capital markets via short-term adjustments. These appear to be less profound than has historically been the case. Specifically, we note that volatility in the equity markets has generally declined in 2006, with globalization’s efficient capital deployment. Because volatility has been reduced, we believe risk premiums have also declined in lock step with the current period’s relatively stable low interest rate environment. If volatility were to rise, the risk premium is where short-term adjustments may cause dislocation, just as they did following the May 10th round of coordinated central bank rate increases in Europe, India and South Korea. Subsequently, risk premiums have once again diminished in the second half of 2006.

Looking Toward 2007

It is significant that the current hot spot of merger and acquisition (M&A) activity in the global capital markets has been in fact between market places themselves. The New York Stock Exchange has bid to acquire the Euro-next Exchange and NASDAQ, has offered to acquire the London Stock Exchange. A merger has been agreed to between the Chicago Mercantile Exchange and the Chicago Board of Trade. These corporate linkages of global markets will further facilitate the globalization of capital, enhancing the communication and transparency of business activity to investors. Since we started studying and investing in foreign markets roughly 20 years ago, and created our first global fund, the Alpine International Real Estate Equity Fund in February of 1989, the quality and volume of information flow has risen dramatically. Our Dynamic Dividend Fund, which began operation in 2003, has also increased its focus on international opportunities so understanding the interaction and evolution of the global capital markets is critical for setting investment strategies.

Alpine’s near term view is of a relatively positive environment for equity investors. However it is not benign. There is the potential for a moderately rising interest rate backdrop to the ensuing years, although economic growth could slow a little next year, and then pick up speed gradually, which might sustain the
“Goldilocks Economy’’ of low interest rates and moderate growth for several more years. This would be positive for leaders in our investment effort, namely dividend paying equities, financial firms and real estate.

The Alpine team has grown significantly over the past few years as have our assets under management and the number of funds which we offer. We hope this will permit Alpine to provide investors with meaningful relative returns and diversification.

Sincerely,

Samuel A. Lieber
President, Alpine Mutual Funds

This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

The Alpine Dynamic Dividend Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

The Alpine Dynamic Dividend Fund invests in small and mid cap stocks which involve additional risks, such as limited liquidity and greater volatility, as compared to large cap stocks. In addition, the Alpine Dynamic Dividend Fund invests in foreign securities which involve greater volatility, political risks, economic risks, currency risks, and differences in accounting methods.

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

EQUITY MANAGER REPORTS

Alpine International Real Estate
Equity Fund

Alpine Realty Income & Growth Fund

Alpine U.S. Real Estate Equity Fund

Alpine International Real Estate Equity Fund

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. The Fund charges a redemption fee equal to 1.00% of the net amount of your redemption if you redeem your shares less than 60 days “after purchase.’’ Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. The S&P/Citigroup World (ex. U.S.) Property Index is a market weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have float larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P/Citigroup World (ex. U.S.) Property Index, the GPR General Property Securities Global Index, the MSCI EAFE Index and the Lipper Real Estate Funds Average, are unmanaged and do not reflect fees associated with a mutual fund, such as investment advisor fees. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Total Returns as of 10/31/06
					Since Inception
	1 Year	3 Year	5 Year	10 Year	(2/1/89)
Alpine International Real Estate Equity Fund	33.19%	27.84%	28.82%	13.60%	9.34%
S&P/Citigroup World (ex U.S.) Property Index	42.70%	32.19%	26.72%	9.68%	8.08%
GPR General Property Securities Global Index	37.14%	27.04%	24.12%	9.97%	7.62%
MSCI EAFE Index	24.62%	18.67%	12.05%	5.39%	4.53%
Lipper Real Estate Funds Average	36.09%	27.28%	24.32%	15.73%	11.88%
Lipper Real Estate Fund Rank	207/251	108/186	6/130	40/42	3/3

Alpine International Real Estate Equity Fund

Commentary

The Alpine International Real Estate Equity Fund produced a 33.16% total return for the fiscal year ended October 31, 2006 with a closing NAV of $37.56. The Fund’s strong pattern of absolute performance over recent years is illustrated by our standardized performance data on the preceding page. The Fund did exhibit a relative performance hiccup between June and early August as its heavy weighting in hotel stocks were impacted by overblown investor fears that a potential slowing of the global economy might lead to a recession in 2007. This impacted the S&P Supercomposite Hotels Index by -10.6% for the fiscal third quarter before the market realized that the fundamental story of hotels both in the United States as well around the globe is still compelling and robust.

Global Property Securities: The Expansion Continues

Last year we wrote about the flood of Initial Public Offerings (“IPO’’) at the end of 2005, and this year is no different. Aside from a modest pause between June through September, the market has been exceptionally active for both IPO’s and follow-on offerings. Recent visits range from companies in Brazil to Russia, India and China, as well as Germany, Hungary, Austria, Sweden, Great Britain, Singapore and Japan. We have been pleased to see that a high percentage of new companies already have formed a proper platform for growth, incorporating a serious business plan, with a solid pipeline of potential acquisition or development opportunities. That said, there have also been a number of bolt together, copy-cat corporate offerings with little rational for serious investment. Thus, caveat emptor will continue to be the watch word for all investors in property securities. This IPO procession, as well as the overall expansion of the marketplace for real estate securities, has been driven by a wave of new capital seeking investment in international real estate equities. Excluding global portfolios, we believe that investments of roughly $6 billion from the U.S. alone have been placed over the past twelve months in international property mutual funds and institutional accounts. Add to this capital flows from Australian and Japanese pension plans, Singaporean and Korean based investment funds, as well as European mutual funds and pension accounts. This is creating a rapidly expanding marketplace supporting a growing universe of potential equity investments focused on growth. Indeed, one global investment bank, UBS Securities, has estimated that their universe of international real estate securities will increase from 54% to 65% of the total global (including the U.S.) available market capitalization in the next four to six years. We believe this may happen even faster. As we have discussed in the past, there are many reasons for this flow of funds into the sector, ranging from diversification, a search for international opportunities, or looking where the grass may be greener. This weight of money also reflects both globalization and higher international savings rates looking for investment opportunity.

Alpine International Real Estate Equity Fund

REITs Go Global: Gradually

Another motivating force has been the adoption by 2007 of the REIT model in 19 countries around the world. Some observers of the sector have made considerable hay over this expansion of REITdom. We believe this will be significant over time but it may not impact the international marketplace as it did for the U.S. in the mid-1990’s which was then emerging from the Resolution Trust Corp. (RTC) induced real estate meltdown of 1990. Notably, Japan has emerged from a period of extended decline and REITs have taken hold there, now achieving critical mass with over 40 listed companies and several more on the way. While REITs have become established in many countries, critical mass has only been achieved in the U.S., Australia, Japan and, to a lesser degree, Canada. True global diversification is for now only a dream for REIT-centered investing. Nonetheless, the U.K. REIT launch should be significant in 2007 as many existing companies will convert, although the evolution of the German REIT will take a few years to assess. Initially, Italy and Finland will be closely watching the German REIT experiment. Singapore has had considerable success with its REITs and appears to be on track to dominate the listing market for such stocks in its region. Overall, the majority of companies which have come public over the last six months are not even structured as REITs, which reflects both property opportunities in the marketplace today and restrictive REIT regulations, but this could change in years to come.

M&A Continues to Thrive

Mergers and acquisitions (M&A) is another theme that has been present and should continue to evolve over the next few years. This may come from both private equity investors searching for an arbitrage between public and private market valuations or structures, as well as public companies acquiring other listed portfolios which have strategic benefits or merely are accretive. Often, the big can get better if they achieve cheaper capital, lower operating costs or opportunities of scale which might provide better growth. The prior Alpine Annual Report discussed some of the acquisitions that took place around the end of fiscal 2005 including LaQuinta in the U.S., Gecina and Societe du Louvre in France.

This year the Fund benefited from significant private to public M&A activity in Spain. Homebuilder, Fadesa Immobiliaria agreed to be acquired after less than 2 1/2 years of being public producing a total return for the Fund of 155.76%. Another Spanish M&A target, Immobiliaria Urbis, also held by the Fund for a similar period, generating 154.71% total return. In the U.K., Westbury was taken private by Persimmon and companies ranging from Wilson Bowden to Grainger have also received, and so far been able to reject, takeover offers. It’s worth noting that all of these companies have a residential focus for their businesses, although each has a very different operating model. Even though we think that the “for sale’’ housing market in the developed economies is bit long in the tooth at this stage of the cycle, we think the public securities markets have overly discounted that fact and that private market participants see greater inherent value in those companies. We expect M&A will continue to be a major factor not only for our portfolio but the overall marketplace as new companies which fail to perform maybe penalized by the marketplace. Some may become acquisition opportunities for better performers.

Commercial property companies acquired this year included Singapore’s Raffle Holdings, which produced a 237.25% gain on a three-year investment—such a return suggests we should have been willing to pay-up to buy more shares! Riofisa, a Spanish mall developer, came public in July. By October, we chose to take profits of 67.27%! We believe the IPO price was attractive, but the rapid appreciation shows the public markets current enthusiasm.

Great Returns—High Valuations—Great Opportunities?

The International Real Estate Securities sector has enjoyed spectacular returns for over three years now, so it is reasonable to ask whether this pace of performance can continue. One can argue that real estate as an asset class was mispriced globally for the past decade or two, and we have seen the benefits of so-called ‘cap rate’ (capitalization) compression as the initial investment yield from property has drifted lower and lower over the last few years. This has been most profound in the U.S. Irrespective of geography, we believe that this has been a once in a generation opportunity. However, this does not mean that the ability to generate strong gains is over, rather future returns should come mostly from growth. We are focused broadly in a search for either markets which are supply constrained or experiencing a significant and enduring upsurge in demand.  Typically the former opportunities occur in mature markets which have either zoning or physical limitations as well as temporal delays which could lead to demand exceeding supply for a reasonable (three to five year) period of time. These cities are major financial centers, such as London’s West End, Tokyo’s Central Wards, or New York City’s Midtown area with a particular emphasis from Fifth to Park Avenues between 42nd through 60th Streets. In such markets, location is more important for business activities than the marginal costs of expensive real estate. Other markets with similar, if less potent, characteristics include Hong Kong’s Central District, Paris’ Golden Triangle, Dublin’s Financial District.

Alpine International Real Estate Equity Fund

We feel that great opportunity can still be found in regions which enjoy surging economic growth. Rapidly growing demand for modern office, residential, retail and distribution space typically exceeds the supply in less mature countries of properties with a high standard of modern amenities. Currently, cities such as Moscow, Mumbai, and to a lesser degree, Dubai require new development to alter the lack of modern supply, so rents and prices have grown rapidly. After London, Tokyo and Hong Kong, then Moscow and Mumbai are the world’s most expensive cities. This will persist until enough new supply is built. If the depth of demand is not great, it will probably occur sooner and this may not be where we want to invest for an extended timeframe. However, for markets where there seems to be enduring shift in the economic level of activity, both the accumulation of wealth and the need to both invest and consume that liquidity has the potential to dramatically reshape cities. For example, the Pudong district of Shanghai has seen a dramatic alteration of its skyline over the past decade. Other large cities which might benefit from a sustained surge in activity include Moscow, Mumbai and Sao Paulo. Their potential for real estate creation and transformation could be great. We should note that many cities in emerging regions of the world have height limitations as well as significantly smaller population bases than those just mentioned, and they too may see varying levels of transformation at the street level.

Alpine’s Expanding Portfolio Focus

Given the aforementioned depiction of the evolution of opportunity in the international real estate securities markets, we have increased our exposure to emerging markets from 15.2% at the end of fiscal 2005 to 21.1% as of October 2006. This is the highest level for the Fund since 1996 when we had 27% of the portfolio invested in emerging markets. It’s worth noting that this is spread across eleven countries, as opposed to six in 1996, and today, Singapore is not included in our list of emerging markets. If we believe the range of opportunity and the macro-risk factors continue their current alignment, we could see the Fund’s exposure grow towards 30% over the next 12 to 24 months. Recent trips by our team to Eastern Europe and Asia continue to give us confidence in the prospective risk-reward equation.

This shift in investment focus continues to follow the basic investment model used to manage the overall portfolio. We seek a broadly diversified portfolio, not only in terms of numbers of countries across which we are spread, but also in terms of property type, operating models, capital structure and investment horizon. This is illustrated in the Fund’s top five holdings where the potential of greater risk from residential development incurred in the business models of both JM (Sweden) and Kaufman & Broad (France), our second and third largest holdings, is offset by our fourth and fifth largest holdings, Norwegian Property and Capital Commercial Corp. (Singapore). Both are structured as stable, dividend paying office landlords focused on the Class A market place in their respective locales. It is worth noting that only JM repeats in the top-five position from last year as the portfolio has been modified considerably over that time frame. Broader changes include wider Asian exposure which has grown from 29.8% to 33.2% as European weighting has declined from 45.1% to 38.8% as of the end of October 2006. North and South America have grown from 24% to 25.9%, even as the U.S. portion has diminished from 15.2% to 8.6%. No country has more than Japan’s 9.8% in the portfolio, followed by France, Hong Kong, the U.K. and the U.S. This highlights the very broad diversification of the portfolio.

Property Type Emphasis

The portfolio’s emphasis is shifting as the residential property segment has been reduced from 44% to 37.7%. The emphasis on lodging has been expanded from 15.9% to 19.7%. Office properties also grew from 12.2% to 16.9%, as has the Industrial segment from 5.4% to 6.3%. We believe that the Retail segment is a bit pricey, so it has declined from 18.4% to 16.5%.

Key performers in the different property segments which have enjoyed share price appreciation over the past year include Kaufman and Broad (France, 54.16%), Homex (Mexico, 46.87%), Persimmon (Great Britain, 59.2%), New World China (Hong Kong, 50.56%), Sino Land (Hong Kong, 60.46%), Cyrela (Brazil, 147.20%), and Mainstreet Equity (Canada, 110.01% since December 29, 2005) among residential companies.

Hotel companies which contributed to the to the Fund’s performance, include Minor Corp (Thailand, 94.99%) and Eroawan (Thailand, 202.01%), Shangri-la Hotels (Hong Kong, 57.78%), Pierce and Vacanse (France, 48.29%), as well as Orient Express Hotels (Bermuda, 40.28%), Hilton (U.S. 49.64%) and Starwood (U.S., 29.07%).

Office performers include Unibail (France, 59.27%), Land Securities (Great Britain, 55.43%), Hammerson (Great Britain, 53.84%), Capital Commercial Corp. (Singapore, 43.02%), and Eurocastle (Germany, 102.10%), which have all enjoyed strong performances over the fiscal year.

Alpine International Real Estate Equity Fund

We expect these three property segments should continue to drive the future performance of the Fund. Residential is relatively cheap, and should do well over the medium-term. Lodging companies have superior medium-term growth. The office sector should provide steady long-term growth.

Approaching 2007

We wish to emphasize that the portfolio is in a period of transition from focusing on the recovery phase of the real estate cycle to a more sustained period of growth. Following the Federal Reserve Bank’s engineering a “mid-term correction’’ into a gradual global slowdown, we expect an environment favorable for real estate companies which are properly positioned in markets with superior growth drivers. While the surge of money will probably continue to flow into the large index-weighted stocks for a while longer, we think their medium-term upside potential is probably diminished, so investors will either have to broaden their horizons, as this Fund already has, or risk holding very expensive paper with limited growth.

Our broader strategy can embrace both greater risk and reward in a manner which we believe can be balanced appropriately. In this context, we believe there will soon be approximately 20 mutual funds available for investors who want to focus on international or global marketplace over the next year. Markets sometimes get ahead of themselves. We think they tend to follow opportunities which have a good story and which generate strong returns.  Certainly international real estate is one of those areas. While we are confident that the development cycle in a number of countries will continue for at least the next three to four years, we will not abandon our emphasis on maintaining a broadly diversified risk balanced, non-Index dependent, multi-capitalization portfolio which reflects our inherent value orientation.

We appreciate your support and look forward to future updates on our performance.

Samuel A. Lieber
Portfolio Manager

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified mutual funds. Alpine advocates the use of sector funds as part of an integrated investment strategy.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

S&P Supercomposite Hotels Index is a market capitalization-weighted performance index of listed lodging companies.

Alpine Realty Income & Growth Fund

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Morgan Stanley REIT (“RMS’’) is a total return index comprising of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley REIT Index, the Lipper Real Estate Funds Average and the S&P 500 Index are unmanaged and do not reflect fees associated with a mutual fund, such as investment advisor fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Total Returns as of 10/31/06
				SinceInception
	1 Year	3 Year	5 Year	(12/29/98)
Alpine Realty Income & Growth Fund	32.91%	24.59%	25.05%	20.87%
Morgan Stanley REIT Index	37.78%	28.03%	24.56%	18.70%
S&P 500 Index	16.34%	11.44%	7.26%	2.93%
Lipper Real Estate Funds Average	36.09%	27.28%	24.32%	18.65%
Lipper Real Estate Fund Rank	210/251	153/186	56/130	6/92

Alpine Realty Income & Growth Fund

Commentary

The Alpine Realty Income & Growth Fund produced a total return of 32.91% during the fiscal year that ended on October 31, 2006. Net asset value per share increased 26.60% from $21.92 to $27.75. Additionally, the Fund made four quarterly income distributions aggregating $.875 as well as a long term gain distributions of $.3001 during the period. Since its inception on December 29, 1998 through October 31, 2006, the Fund produced a cumulative total return to shareholders of 341.82%, which equates to a 20.87% annualized return. The preceding table presents the Fund’s returns for the latest one-year, three-year, five-year, and since inception periods relative to the Morgan Stanley REIT Index (“the RMS Index’’) and the S&P 500 Index (“the S&P’’).

Within the real estate securities sector, the three forces that have propelled stock performance over the past two year period—operating fundamental improvements, capital flows, and takeover activity—maintained their steady influence. As set forth in more detail during individual property sector discussions later in this report, occupancy rate increases followed by pricing power improvements are occurring in every rental property type albeit not in every region of the country. Apartment owning companies reported average 6%-7% year-over-year same-store revenue growth through September 2006 with conviction that supply/demand conditions favorable to such increases should remain in place into 2007. Office vacancy rates have decreased nationally to about 13.2% from 16% at the end of 2004 with more regions returning to equilibrium and then sequentially to “landlord markets’’. Retailers’ demand for expanded store openings remains strong while hotel owners report little resistance to increases in room rates as occupancy levels remain tight.

Capital Flows into Property Remain Robust

Attracted by such positive fundamental trends and by strong historic return performance, capital flows remain robust into both private and public real estate investments. Pension fund allocations to domestic as well as international direct property investments have increased yet remain unsatisfied as intermediaries seek to make property acquisitions in a very competitive environment. Return hurdles from several large State pension plans have reportedly decreased to historically low 7%-8% internal rate of return levels. Meanwhile, demand for public real estate securities remains strong as mutual fund flows continue at a healthy pace (approximately $3.6 billion YTD through 10/31/06), exchange traded funds garner new investors (approx. $1.7 Billion YTD), and non-dedicated fund managers make new investments to a group that has performed extremely well and has become an increasingly larger portion of their benchmarks such as the Russell 2000 where real estate stocks now carry an 11+/-% weighting. Finally, merger and privatization activity has accelerated with approximately $100 billion of transactions in twenty-four deals announced through November 2006, following approximately $37 billion in fourteen transactions announced in 2005. As noted in previous reports, the takeover activity has led to speculative buying and has recycled capital into an ever decreasing float of the REIT sector, further supporting stock prices.

Alpine Realty Income & Growth Fund

Office property-owing companies have accounted for the largest portion, nearly 52%, of the $137 billion of merger and acquisition activity in the group during the last two years. Private capital has aggressively bid for portfolios of assets, typically those with west and/or east coast asset concentrations, in order to capture the strong fundamental recovery in those regions. Notable transactions have included privatizations of Arden Realty and CarrAmerica Realty (previous Fund holdings), Trizec Properties, the proposed acquisition of the portfolio’s investment in Reckson Associates by SL Green Realty and Reckson’s management team, and the largest REIT privatization on record announced on November 19th, that of Equity Office Properties Trust by the Blackstone Group, with total transaction value of $36.7 Billion.

Improving Fundamentals Drive Performance

Office holdings provided several of the most noteworthy returns for the portfolio during the fiscal year with Boston Properties advancing +59.09%, Vornado increasing +53.94%, Maguire Properties up +49.18%, and Equity Office gaining +44.05%.  According to CB Richard Ellis, office absorption increased to 20.6 million square feet in the third quarter of 2006 (following 36.4 million sq. ft. in the 1st half), handily exceeding new supply additions of 7.34 million square feet and thereby driving national vacancy rates to a multi-year low of 13.2%. Elevated land costs, particularly in urban areas, combined with hard construction costs that are estimated to have increased 40%-50% in the last three years have kept new supply muted. Several downtown markets are recovering at impressive rates with Boston’s CBD vacancy declining to 8.2% as of September 30, 2006, down from nearly 12% one year ago, and San Francisco’s declining to 9.0% from 12.5% one year ago. Midtown Manhattan remains the tightest market at 5.5% and with very minimal new construction forecast for the next two years, double digit percentage rent increases are underway which bodes well for our significant investments in Vornado (the largest Fund holding) and Boston Properties (4th largest) in particular. The strongest markets remain on the coasts with, in general, significantly less momentum in the middle part of the country. Since our April 30, 2006 report, we initiated new positions in American Financial Realty Trust, which specializes in acquiring and leasing-back office and bank facilities to financial institutions; Kilroy Realty, an owner/developer of office buildings in the strong San Diego, Orange County, and Los Angeles submarkets of southern California; and Liberty Property Trust, an owner/builder of suburban office and industrial properties, with a significant pipeline of new developments that should provide investors with an attractive return on equity. The Fund also participated in a recent public offering for Douglas Emmett, Inc., whose predominantly office assets are concentrated in the Los Angeles metropolitan area. Reflective of the strong demand for well-positioned real estate, the company’s offering not only priced at the high end of the range at $21 per share but was increased in size by the maximum 15% to 66 million shares, and had its greenshoe over-allotment option exercised almost immediately. Its shares increased in price by +12.62% in the first day of trading.

Industrial property investments also provided solid results during the fiscal year as market conditions for this sector continued their positive trend. CB Richard Ellis reports that national availabilities reached a five-year low of 9.5% as of September 30, 2006 with particular strength in major port markets of Los Angeles, New Jersey, and Florida as well as Houston. Attractive returns were delivered by ProLogis which advanced +51.89% and AMB Property which increased +36.94%. As mentioned in a previous report, both companies’ business models have evolved from the “typical’’ REIT structure of owning, acquiring, developing, and then holding properties on balance sheet. For these companies, core property income is significantly supplemented by capital gain income from developing and selling properties and from fee income from asset managing property funds in which third-parties hold majority stakes. Both entities have also been in the forefront of taking their core competencies into international markets which have strong demand for modern distribution facilities and where higher development profit margins have been available to date. Since our April 30, 2006 report, we initiated a new position in First Potomac Realty Trust that acquires and redevelops industrial warehouse and office/flex properties in the Washington D.C. metropolitan area, Maryland, and Virginia.

Retail real estate fundamentals have remained consistently strong with landlords maintaining above average occupancies and obtaining double-digit percentage increases in rent for new and renewal leases for shop space in well located centers. Public real estate companies are estimated to now own over 75% of the nation’s dominant regional shopping malls, which are characterized by high sales productivity and are thereby attractive to retailers’ distribution plans. The Taubman Company, whose portfolio represents on average the high end of such shopping venues, reported a sales increase of +7.7% year-over-year, 60 basis points of occupancy improvement, and 18% increases in rents upon releasing during its most recent

Alpine Realty Income & Growth Fund

3rd quarter 2006 report. Meanwhile, Simon Property Group for the same period reported sales increases of 6.5% and 90 basis points of sequential occupancy improvement, yet—10 basis points of year-over-year occupancy declines. Several of the mall companies, including Simon, CBL Associates, and Macerich, have had occupancy gains somewhat limited by the earlier in the year bankruptcies of retailers Musicland and Casual Corner, though 2006 overall bankruptcies have been historically few. While holiday sales forecasts point to a relatively conservative 2.5%-3% increase for 2006, operators and investors have recently been encouraged that the pullback in both energy costs and interest rates that occurred during the third quarter and into October should benefit consumer spending. As a result, the regional mall companies’ stock performances improved during the last three months of the fund’s fiscal year though they generally lagged the overall performance of the RMS Index during the entire twelve month period. While Simon Property Group returned +40.70% and Taubman advanced +46.71%, CBL Associates and General Growth Properties, who have greater exposures to mid-market centers, returned 22.71% and 26.50% respectively. Non-regional mall owning companies, Kimco Realty and Developers Diversified, however, generated very attractive returns of 55.47% and 45.75%, respectively. Meanwhile, The Mills Corp. saw its stock price decline from $31.91 as of the April 30, 2006 date of our last report to $18.27 at the end of the fiscal period on October 31, 2006 with the majority of the decrease occurring immediately after announcing further delays in filings its financials, significant writedowns of development costs, and large anticipated revisions to previous years income due to overly aggressive accounting. Though the stock has rebounded partially (up 20.7% to $22.06 as of December 4, 2006), our investment in The Mills Corp. had a disproportionately negative impact on Account returns during the fiscal year.

Apartment owning companies continue to report strong operating metrics. Benefiting from employment growth, an unsettled homebuying market, and relatively constrained supply additions, landlords are achieving healthy rent increases now that occupancies have effectively recovered fully. Most companies reported 6%-7% year-to-date 2006 revenue growth which translated into even higher net operating income growth. For the first nine-months of 2006, Archstone-Smith achieved same-store revenue growth of 6.4% and net operating income growth of 8.5% and indicated that conditions remain excellent to drive rents higher in the near term. United Dominion, Equity Residential, Apartment Investment Management Co., and BRE Properties reported same-store net operating income growth of 8.6%, 7.8%, 10.1%, and 6.0%, respectively. Investor optimism that such results can continue for multiple years has driven stock valuations for the group to record levels. Apartment companies as a group were the top performing REIT sector during the fiscal period with Equity Residential returning +44.70%, Apartment Investment and Management adding +58.00%, Essex Properties increasing +52.95%, BRE Properties rising +56.24%, United Dominion up +52.93%, and Home Properties leading the group with a 71.53% total return.

Lodging fundamentals remained historically strong during 2006, though expectedly showed some slight deceleration from the group’s recovery phase of the past few years. U.S. industry-wide growth in revenue per available room (“RevPar’’) through October 31, 2006 was +7.8% with particular strength in urban markets and in the luxury and upper-upscale segments, up 9.6%, 12.7% and 7.7%, respectively. Demand for hotel rooms remains significantly above new supply additions which are estimated to be only approximately 1.0% in 2006 and 2.0% in 2007, below historic averages and occurring mostly in segments outside the luxury and upper-upscale core businesses of the majority of the Account’s investments. Host Hotels estimates 2007 RevPar growth of 6%-8% while Starwood forecasts 7%-9% growth for their North American owned hotels and 13%-15% adjusted EBIDTA growth for 2007. Contrary to investor concerns, hotel operators of higher price point hotels have seen very little impact on leisure travel from increased energy costs while group and business traveler bookings remain strong. Nevertheless, despite fundamentals remaining intact, market anxiety about potentially weaker consumer spending weighed on hotel equities throughout most of the fiscal period. However, as energy and interest costs decreased during the third quarter, hotel stocks responded and finished the fiscal year with generally strong results. For the fiscal period, Starwood Hotels returned +29.05%, Host Hotels increased +41.46%, Hilton Hotels rose +49.67%, Felcor Lodging returned +44.24%, and DiamondRock Hospitality produced leading results of +59.34%. While remaining positive on hotel operating performance for 2007, we reduced the Fund’s overall lodging allocation towards the end of the fiscal period, in part to lessen the Fund’s volatility. We selectively took profits in Marriott International, Hilton, and DiamondRock as well as reducing investment in Innkeepers Hospitality and Strategic Hotels, both of which were relative underperformers over the period, rising only +14.33% and +30.76, respectively.

Net lease and health care REITs, traditionally interest rate sensitive sectors, benefited from the decrease in long term interest rates over the last six months of the fiscal period and the continued health of their underlying tenant bases. Entertainment Properties Trust, our sole net lease company investment, delivered a solid performance of +45.87% following

Alpine Realty Income & Growth Fund

investor recognition of its above average earnings growth rate (>12% expected in 2006, 10% in 2007) and discounted multiple. In the health care REIT sector, Ventas returned +33.32%, Omega Healthcare Investors increased +45.06%, and Health Care REIT rose 25.43% while Canadian based Sunrise Senior Living REIT lagged at -9.45%. We initiated a position in Sunrise Senior Living, the U.S. based premier developer and operator of assisted living facilities upon weakness in the stock during early August. Mortgage Finance company investments provided strong dividend returns to the Fund though their total returns did not keep pace with the RMS Index over the fiscal period. iStar Financial returned 35.83% for the period and has recently announced strong net asset growth in their financings which should translate into solid earnings and dividend growth in 2007. Newcastle Investment Corp. provided a 24.63% return. Both companies’ returns were back-end loaded as long term interest rate decreases since June 30th made these companies’ above average dividend yields more attractive and investors weighed the potential for lower short term rates. Since our April 30, 2006 report, we initiated new positions in five additional mortgage/finance companies—CBRE Realty Finance, Crystal River Capital, JER Investors, Deerfield Triarc, and NorthStar Realty.

Outlook: Cautious Confidence

Since the October 31, 2006 end of the fiscal period, the RMS Index continued to rise into record territory, propelled by continued takeover activity including the announced privatization of Equity Office and by additional decreases in long term interest rates. According to Citigroup Investment Research, the average REIT dividend yields stand at 3.58% (95 basis points less than long term rates versus historic averages of 105 bps above), current average EBITDA multiples are 19X-20X, and 2007 FFO (funds from operations) multiples average 17.5X to 18.0X versus a twelve-year historic average of approx. 11.0X.

Despite extended pricing for the group in our opinion, there has been neither a slowdown in investment capital targeted for the sector nor any apparent signs that a meaningful correction may occur in the near term. New and/or increased pension plan allocations to real estate continue and compete for investment opportunities with foreign capital, both from traditional European sources as well as oil-rich nations, that is increasingly attracted by the weak dollar. Real estate fundamentals continue to improve and in most markets new supply remains constrained. What is worrisome are trends of aggressive acquisition pricing in which targeted returns are disproportionately based on future sale prices and imbedded fee structures versus near-term property cash flows. Such pro formas are increasingly vulnerable to a rise in interest rates or an unforeseen event that impacts liquidity in the debt markets or makes the priced-to-perfection assumptions of some real estate pricing untenable.

Our “portfolio manager’s dilemma’’ continues to be balancing our cautiousness regarding valuations and the portfolio construction inherent to the mutual fund’s underlying strategy with an environment in which significant capital flows are driving returns in the large capitalization, more liquid companies somewhat disproportionately and in others based on speculative takeover assumptions. Our fundamental analysis and experience guide us to continue to construct the portfolio with an appropriate mix of income and growth opportunities and to diligently seek relatively undervalued opportunities irrespective of momentum. We look forward to reporting to you during 2007.

Robert W. Gadsden
Portfolio Manager

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified mutual funds.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

Return on Equity (ROE) is a measure of a corporation’s profitability.

A Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

EBITDA is earnings before interest, taxes, depreciation, and amortization, and is a measure of operating cash flow.

Alpine U.S. Real Estate Equity Fund

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Wilshire Real Estate Securities Index, the Lipper Real Estate Funds Average and the S&P 500 Index are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Total Returns as of 10/31/06
					Since Inception
	1 Year	3 Year	5 Year	10 Year	(9/1/93)
Alpine U.S. Real Estate Equity Fund	0.74%	14.86%	26.76%	16.82%	15.31%
Wilshire Real Estate Securities Index	39.03%	29.92%	25.72%	16.40%	14.70%
S&P 500 Index	16.34%	11.44%	7.26%	8.64%	10.64%
Lipper Real Estate Funds Average	36.09%	27.28%	24.32%	15.73%	13.60%
Lipper Real Estate Fund Rank	251/251	182/186	14/130	10/42	2/7

Alpine U.S. Real Estate Equity Fund

Commentary

Last year we reported to shareholders how the Alpine U.S. Real Estate Equity Fund had successfully built on its three, five and ten-year record of outperformance of other real estate funds and related indices. In contrast, this year we are disappointed to report that the Fund generated a meager 0.78% for the twelve months to October 31, 2006. Still, the Fund’s three, five and ten-year performance remains superior to the S&P 500 Index, and its five and ten year record is superior to both the Lipper Real Estate Fund Average and the Wilshire Real Estate Securities Index.

Most of the absolute and relative underperformance this year occurred in the third fiscal quarter ended in July when the Fund lost -16.85%, principally as a result of its concentration in homebuilding stocks (S&P Supercomposite Homebuilding Index) which fell by
-25.76% during those same three months, and hotel stocks (S&P Supercomposite Hotels Index) which declined by -10.61%. The Fund rebounded in the fourth fiscal quarter by 11.21% as the portfolio’s holdings rebounded from overly pessimistic prognostications which led to apparent panic selling in June and July. In this report we will discuss how we underestimated the potential for such an extreme sell-off in homebuilders and where we see opportunities for the Fund over the next year as well as how we have repositioned the portfolio to potentially enhance the Fund’s performance.
Compared with October 2005, the portfolio has changed considerably. Homebuilders have declined from 55.3% of the portfolio to 37.3%. Hotel stocks have increased from 31.9% of the portfolio to 39.5%. REITs have expanded from 17% of the portfolio to 25.4%. This is carried over to our top-five holdings which in 2005 had included three homebuilders and two hotel stocks, while today’s top-five includes three hotel companies, one assisted-living apartment specialist and the Fund’s longest-term investment, Alexander’s Inc.

Alexander’s, the most focused play on the hot New York City commercial property market, gained 59.98% for the fiscal year. This REIT is the Fund’s oldest holding. DiamondRock Hospitality is our second largest holding and is less than eighteen months old, so once the market began to appreciate its quality, the stock produced a total return of 59.34% for the fiscal year. Orient Express Hotels, a play on the international high-end segment, gained 40.27% and Hilton Hotels’ total return was 49.64%. Sunrise Senior Living, the fifth largest position, is a long-term growth story which fell from grace due to changes in both its accounting for joint-ventures and stock options. We added to our holdings after the stock fell over 30% in May and June. For the fiscal period, the shares have rebounded, producing a decline of - 3.49% for the year. Of note, the Fund’s sixth largest holding is Florida East Coast Industries, which controls not only the main north-south railroad line from Jacksonville to Miami, but also a significant number of office and industrial parks along the way, plus notable acreage for new development. This stock returned 37.76% this year.

Alpine U.S. Real Estate Equity Fund

Homebuilder Stock Price Correction: Sea Change or Change in Sentiment?

At the start of 2006, we expected a decline in home sales of -5% to -7%. We were cautiously comfortable with this estimate until April. We based our projections on fundamental data and industry field reports, as well as contacts with builders. The national market held up fairly well, with total existing single family home sales down by only -1.9% in the first three months of 2006, while new home sales, at one-sixth the aggregate number of existing home sales were off -13.2%. Since permits to build new homes were already down -12.5% from the September 2005 peak through March 2006, we believed a normal adjustment in supply was under way. Mortgage applications were down -5.9% for the first quarter, suggesting that only a modest slowdown was in the works. With the S&P Supercomposite Homebuilding Index down -5.5% the first three months of 2006, the market seemed to agree with our assessment.

However, industry data and field reports began to deteriorate in mid-April, before falling sharply in May as a cascading collapse in home buyer confidence led to a surge in cancelled sales contracts. Potential buyers walked from agreed transactions for both new and existing homes, both among first-timers and move-up purchasers who could not sell their present residence. Buyers began to fear that prices might fall so they fled to the sidelines. Media scare stories also brought a 22% surge in homes for sale onto the market by April, just as buyers were retreating.  istorically, such a supply and demand shift has only occurred during a recession, just as buyer psychology favored sellers for the previous few years, this reversed in the second quarter.

Thus, from its early April peak through July 17th, the S&P Supercomposite Homebuilder Index declined by
-39.1%. Despite fears of a ‘Perfect Storm’ scenario unfolding at that time, nationwide home prices have held up fairly well. Year-over-year median new home prices remain up 1.9% through October, although they have retreated -3.3% below the April peak. Median existing home prices are down -3.5% for twelve months and -4.2% from the July peak. The sector recovered moderately in the Fund’s fourth fiscal quarter and even more so subsequent to the reporting period. This suggests that market pessimism may have been excessive and overshot on the early summer downturn. Alpine believed the stocks were too cheap in June and July so we chose not to further reduce the Fund’s exposure. Today, the markets are focusing on the builders long-term earning potential.

At the end of October, the year-to-date data showed existing home sales down -7.5%, new home sales 17.2% and permits -18.5% with mortgage applications off -15%. Since this cumulative data includes the stronger first quarter, it understates the current situation. Homebuilders have experienced a dramatic reversal of sales prospects for 2006 after beginning the year with order backlogs 40% greater than last year. Revenues and profits for 2006 have melted away as builders have not been able to recognize projected sales due to prospective buyer cancellations. The so-called cancellation rate exploded from its recent historic range of 10%-25% to 35%-50% depending upon the individual builder. This meant that, in effect, builders need to sell 1 1/2 to 2 times as many homes just to achieve total projected sales volumes. While many builders have pocketed the lost down payments, this did not necessarily cover remarketing costs or the discounts often required to rapidly move a home that is either nearing completion or already ready for occupancy. Builders are rapidly reducing marginal future land positions by renegotiating or walking from contracts as well as writing down specific owned inventories. Approaching calendar year end, it appears that many companies have downsized both operations and land holdings to maintain profitability in a potentially extended period of 20% to 25% slower demand than had originally been projected. So we must question whether this is a short-term adjustment or sea-change in long-term demand levels.

Housing Demand: Once Inflated, Sidelined for Now

This raises the question—what is true demand? If previously the specter of rising prices and flexible mortgage structures brought forward some level of future demand, as well as enticing a wave of speculation into the marketplace, we need to gauge what proportion were buying to own? First, we note that over the past five years combined existing and

Alpine U.S. Real Estate Equity Fund

new home sales grew by an approximate cumulative 18.8%. Of this total, population growth, increased household formation and demographic trends, including rising median age of our population contributed to over 12% of the total increase in the number of homes sold. Furthermore, the proportion of home wnership expanded by 2% during this period. This suggests that perhaps 5% of the increase in homes sold in aggregate over this period could be attributable to speculative investments. Broadly speaking this translates to almost 1.7 million homes over the past five years, probably growing from under 300,000 in 2001 to over 400,000 in 2005. Homes which were bought during the construction phase over the past year or so may now be competing with inventory clearing sales from the same builder whose adjacent product could be priced 10% or even 20% lower. Many ‘flippers’ are probably already out of the market, but there may be an overhang of house rentals for the next few years. Since most short-term speculators typically acquire with minimum down payments of 10% or less, they either cannot get their money out in whole and must take a loss now, or they will become longer term investor-lessors of the homes.

If we are correct that roughly 5% of the growth in total home sales over the past five years nationwide was speculative with a higher proportion in the hot markets and similarly higher proportion amongst new home sales, then it is easy to see how probable existing baseline for new home demand could be 10% below the 2005 level of 1,280,000 new home sales. Currently, we assume that annual sales for all of 2006 will probably come in roughly 18% below the record new home sales level of 2005. Thus, we suspect that there is a significant level of buyers (potentially representing 100,000 new home sales per year) who will continue to sit on the fence into at least the beginning of 2007.

New Orders Should Rebound in 2007

If the overall housing market shows signs of stabilization or even improvement by the end of the first calendar quarter, we suspect that a number of these fence-sitters will venture into the market in the second half of the year. Since builders have already brought building permits down by over 35% since the September 2005 peak, it is possible that the current supply-demand imbalance could reverse itself as soon as late 2007 or early 2008. With most public builders actively making adjustments to both the quality and cost basis of their land holdings to reflect the current depressed environment, such potential improvement in demand might lead to significant pricing and margin opportunities for the public builders in future years. This is not yet reflected in our earnings estimates, although we believe that the group could easily return to earnings levels last seen in 2003, as soon as calendar 2008. Over time, a perspective of what normalized earnings can be over the next three years should drive valuations. We believe the homebuilder stocks were oversold in the third fiscal quarter of the Fund and still represent attractive valuations for long-term investors. The pace of our economy could still be a factor in the timing of a recovery, so we will carefully monitor the current soft patch! While we significantly reduced the Fund’s exposure to the homebuilding sector last May, we have allowed it to grow as the shares rallied this Fall. We are cautiously awaiting the commencement of the spring selling season on Super Bowl Sunday, as we continue to weigh the appropriate long-term portfolio commitment to housing stocks.

Hotels: Room Rates Continue to Rise

Our high exposure to hotels continues to be based upon the current cyclical imbalance favoring ownership and operation as demand continues to exceed medium term prospects for supply. It is worth noting that EBITDA (earnings before interest, taxes, depreciation, and amortization), a measure of operating cash flow growth, has been stronger among hotel companies than other real estate sectors even though some have feared that as our economy slows during this ‘mid-term correction’ demand could be notably impacted. Nationwide data remains quite strong even on a very difficult year over year comparative basis. REVPAR (Revenue per Available Room) looks set for 7.5% annual growth, with double-digit performance in the luxury/upscale segments. This should translate into 10-15% EBITDA growth for most companies. Thus, we were quite surprised by the notable -10.6% decline in the S&P Supercomposite Hotel Index during the Fund’s third quarter when the prospect of slowing economy became a focus in the stock market’s psychology.

In our previous annual report, we had a section titled No Room At The Hotel’’ which gave considerable data to support our view that there is still another hree to five years of strong outperformance for the hotel sector so we will not elaborate on that here. We believe the portfolio is very well positioned at the top-end of the market.

Alpine U.S. Real Estate Equity Fund

In closing, we continue to remain positive on the prospects for this portfolio’s performance and Alpine’s ability to find new opportunities. We suspect that the continued flow of capital into the commercial real estate sector will slow over the next 12 to 18 months, which suggests caution that the valuations of most conventional commercial property and, thus, commercial property REITs offer less upside potential and considerably more downside potential than they did over the past two years. For elaboration on the prospects for such properties, please refer to Bob Gadsden’s review of the Alpine Realty Income and Growth Fund.

Long-term investors in this Fund have enjoyed, over time, strong returns that do not always correlate with other real estate funds and we hope to continue that pattern.

We thank you for your support and interest.

Samuel A. Lieber
Portfolio Manager

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified mutual funds. Alpine advocates the use of sector funds as part of an integrated investment strategy.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Standard & Poors Supercomposite Homebuilding Index: A market capitalization weighted performance index of publicly traded homebuilding companies.

Alpine Mutual Funds -U.S.Real Estate Equity Fund

Schedule of Portfolio Investments
October 31, 2006

Shares/ Par Value	Security Description	Value

Real Estate Investment Trusts—25.4%
Lodging—13.9%
233,900	Ashford Hospitality Trust	$$3,012,632
1,277,900	DiamondRock Hospitality Co.	21,558,173
440,000	Sunstone Hotel Investors, Inc.	12,962,400
		37,533,205
Mortgage & Finance—3.3%
97,000	American Home Mortgage Investment Corp.	3,314,490
375,600	Deerfield Triarc Capital Corp.	5,581,416
		8,895,906
Retail—8.2%
60,400	Alexander’s, Inc. (a)	22,030,900
	Total Real Estate Investment Trusts	68,460,011

Common Stocks—75.5%
Diversifed—0.5%
35,986	Verde Realty (a)(b)	1,187,538
Homebuilders—37.2%
657,900	Champion Enterprises, Inc. (a)	6,092,154
361,800	Fleetwood Enterprises, Inc. (a)	2,583,252
345,800	Hovnanian Enterprises, Inc. — Class A (a)	10,667,930
225,200	KB Home.	10,120,488
283,700	Lennar Corp.—Class A	13,470,076
176,033	M.D.C. Holdings, Inc.	8,777,005
169,300	Meritage Homes Corp. (a)	7,750,554
138,200	Orleans Homebuilders, Inc.	1,597,592
261,600	Pulte Homes, Inc.	$8,106,984
209,000	Standard Pacific Corp.	5,064,070
949,175	Technical Olympic USA, Inc.	10,535,843
479,300	Toll Brothers, Inc. (a)	13,856,563
100,000	WCI Communities, Inc. (a)	1,612,000
		100,234,511
Lodging—25.6%
425,675	Great Wolf Resorts, Inc. (a)	5,601,883
631,200	Hilton Hotels Corp.	18,254,304
1,466,360	Interstate Hotels & Resorts, Inc. (a)	13,153,249
475,300	Orient-Express Hotels Ltd.—Class A	18,750,585
220,200	Starwood Hotels & Resorts Worldwide, Inc.	13,154,748
		68,914,769
Retirement Community—6.3%
545,000	Sunrise Senior Living, Inc. (a)	17,009,450

Transportation—5.9%
267,500	Florida East Coast Industries,Inc.	15,983,125
	Total Common Stocks	203,329,393
	Total Investments —100.9%	271,789,404

	Liabilities in Excess of Other Assets—(0.9)%	(2,375,853)
	TOTAL NET ASSETS—100.0%	$269,413,551

(a)	Non Income Producing

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees.

See notes to financial statements.

AlpineMutualFunds - Realty Income& Growth Fund

Schedule of Portfolio Investments
October 31, 2006

Shares/ Par Value	Security Description	Value

Real Estate Investment Trusts—86.0%
Apartments—13.3%
136,900	Apartment Investment & Management Co.—Class A	$7,847,108
220,600	Archstone-Smith Trust	13,282,326
218,000	BRE Properties, Inc.	14,453,400
93,500	Camden Property Trust	7,547,320
431,700	Equity Residential	23,575,137
69,000	Essex Property Trust, Inc.	9,196,320
106,900	Home Properties, Inc.	6,752,873
71,000	Mid-America Apartment Communities, Inc.	4,519,150
116,700	Post Properties, Inc.	5,715,966
631,000	United Dominion Realty Trust, Inc.	20,425,470
		113,315,070

Diversified—5.2%
525,100	Crombie Real Estate Investment Trust (c)	5,961,998
15,000	Crombie Real Estate Investment Trust	170,310
319,900	Vornado Realty Trust	38,148,075
		44,280,383
Health Care—3.8%
68,000	Health Care REIT, Inc.	2,807,040
592,600	Omega Healthcare Investors, Inc.	10,003,088
909,600	Sunrise Senior Living Real Estate Investment Trust	8,788,602
263,100	Ventas, Inc.	10,255,638
		31,854,368
Lodging—10.3%
1,093,400	DiamondRock Hospitality Co.	18,445,658
795,300	FelCor Lodging Trust, Inc.	16,510,428
96,350	Hospitality Properties Trust	4,669,121
956,038	Host Hotels & Resorts, Inc.	22,046,236
123,800	Innkeepers USA Trust	2,123,170
175,800	Strategic Hotels & Resorts, Inc.	3,739,266
688,700	Sunstone Hotel Investors, Inc.	20,289,102
		87,822,981
Mortgage & Finance—6.7%
209,300	CBRE Realty Finance, Inc. (a)	3,210,662
167,800	Crystal River Capital,Inc.	3,696,634
199,700	Deerfield Triarc Capital Corp.	2,967,542
668,800	iStar Financial, Inc.	30,985,504
176,900	JER Investors Trust, Inc.	3,177,124
246,300	Newcastle Investment Corp.	7,307,721
372,300	NorthStar Realty Finance Corp.	5,640,345
		56,985,532

Net Lease—2.5%
389,600	Entertainment Properties Trust	21,428,000

Office—Industrial Buildings—23.8%
263,300	Alexandria Real Estate Equities, Inc.	26,251,010
273,900	AMB Property Corp.	15,998,499
575,700	American Financial Realty Trust	$6,718,419
334,400	Boston Properties, Inc.	35,723,952
368,216	Brandywine Realty Trust	12,283,686
372,000	Douglas Emmett, Inc. (a)	8,872,200
324,883	Equity Office Properties Trust	13,807,527
187,000	First Potomac Realty Trust	5,785,780
164,200	Kilroy Realty Corp.	12,369,186
83,900	Liberty Property Trust	4,043,980
319,500	Maguire Properties, Inc.	13,661,820
373,500	ProLogis	23,631,345
525,100	Reckson Associates Realty Corp.	23,167,412
		202,314,816
Retail Centers—20.4%
403,700	CBL & Associates Properties, Inc	17,653,801

400,443	Developers Diversified Realty Corp.	24,386,979
489,000	General Growth Properties, Inc.	25,379,100
414,000	Kimco Realty Corp.	18,394,020
305,500	The Macerich Co.	24,546,925
968,157	The Mills Corp.	17,688,228
384,100	Simon Property Group, Inc.	37,296,110
164,500	Taubman Centers, Inc.	7,715,050
		173,060,213
	Total Real Estate Investment Trusts	731,061,363
Common Stocks—8.9%
Diversified—0.8%

171,900	Macquarie Infrastructure Co Trust	5,127,777
59,092	Verde Realty (a)(b)	1,950,036
		7,077,813
Health Care—1.3%
365,700	Sunrise Senior Living, Inc. (a)	11,413,497

Homebuilders—0.5%
165,400	Standard Pacific Corp.	4,007,642

Lodging—6.3%
366,500	Hilton Hotels Corp. .	10,599,180
490,000	Red Lion Hotels Corp. (a)	5,855,500
625,400	Starwood Hotels & Resorts Worldwide, Inc.	37,361,396
		53,816,076
	Total Common Stocks	76,315,028

Preferred Stocks—1.6%
Apartments—0.1%
37,700	Apartment Investment & Management Co., Series T, 8.000%	963,235

Health Care—0.1%

38,400	Omega Healthcare Investors,Inc., Series D, 8.375%	1,029,120

See notes to financial statements.

Alpine Mutual Funds - Realty Income & Growth Fund

Schedule of Portfolio Investments—Continued
October 31, 2006

Shares/	Security
Par Value	Description	Value

Preferred Stocks—continued
Lodging—0.6%
173,000	FelCor Lodging Trust, Inc. Series C, 8.000%	$4,333,650
26,400	Winston Hotels, Inc., Series B, 8.000%	671,220
		5,004,870
Mortgage & Finance—0.1%

29,700	Anthracite Capital, Inc. Series C, 9.375%	781,110
Office—Industrial Buildings—0.7%

36,700	Digital Realty Trust, Inc. Series A, 8.500%	958,971

245,000	Prime Group Realty Trust, Series B, 9.000%	4,606,000
		5,564,971
	Total Preferred Stocks	13,343,306

Short-Term Investments—3.0%
2,000,000	Milestone Funds Treasury Obligations Portfolio	$2,000,000
7,580,000	Alpine Municipal Money Market Fund	7,580,000
15,578,161	Fidelity Institutional Government Portfolio	15,578,161
	Total Short-Term Investments	25,158,161

	Total Investments (Cost $590,494,984)—99.5%	845,877,858

	Other Assets in Excess of Liabilities—0.5%	4,197,246

	TOTAL NET ASSETS—100.0%	$850,075,104

(a)	Non Income Producing

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees.

(c)
Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d)	Security fair valued in accordance with procedures approved by the Board of Trustees.

ADR American Depository Receipt

GDR Global Depository Receipt

NVDR New Vehicle Delivery Receipt

TB Thai Baht

See notes to financial statements.

Alpine Mutual Funds - International Real Estate Equity Fund

Schedule of Portfolio Investments
October 31, 2006

Shares/	Security
Par Value	Description	Value

Common Stocks—97.9%
Asia—33.2%
Australia—0.2%
500,000	Mirvac Group	$1,897,151
Hong Kong—8.9%
14,830,000	Champion REIT (a)	7,360,464
27,967,000	Far East Consortium International, Ltd.	11,579,198
5,300,000	The Hong Kong & Shanghai Hotels, Ltd.	7,359,975
4,250,000	Kowloon Development Co., Ltd	8,011,238
17,756,000	Midland Holdings, Ltd	8,812,704
8,201,600	New World China Land, Ltd	3,933,545
8,070,000	Polytec Asset Holdings, Ltd. (a)	2,438,474
2,022,000	Shangri-La Asia, Ltd.	4,388,644
1,000,000	Shimao Property Holdings, Ltd. (a)	1,347,529
8,000,000	Sino Land Co., Ltd	13,927,892
		69,159,663
India—1.6%
7,146,800	Trinity Capital PLC (a)	12,652,057

Indonesia—0.1%
650,000	PT Jakarta International Hotels & Development Tbk (a)	44,225
20,500,000	PT Kawasan Industri Jababeka Tbk	269,959
5,775,000	PT Summarecon Agung Tbk	747,819
		1,062,003
Japan—9.8%
200,000	Daiwa House Industry Co., Ltd.	3,608,225
166,700	Diamond City Co., Ltd.	7,725,313
100,000	Gold Crest Co., Ltd.	5,472,190
2,200,000	HaseKo Corp. (a)	7,561,883
296	Japan Retail Fund Investment Corp	2,290,454
6,035	K.K. DaVinci Advisors (a)	6,604,934
648	Kenedix Realty Investment Corp. (a)	3,479,492
200,000	Mitsui Fudosan Co., Ltd. .	4,924,971
2,250	Nippon Commercial Investment (a)	9,234,321
2,005	Pacific Management Corp	5,674,447
3,490	Secured Capital Japan Co., Ltd.	10,921,637
84,600	Tachihi Enterprise Co., Ltd	3,312,966
300,000	Urban Corp	4,594,075
		75,404,908
Malaysia—0.3%
2,108,000	SP Setia Berhad	2,262,385
426,000	Sunway City Berhad	198,275
		2,460,660
Philippines—0.1%
13,625,000	SM Development Corp	497,542

Singapore—7.0%
4,795,425	Ascendas Real Estate Investment Trust	$6,684,270

14,904,000	Banyan Tree Holdings, Ltd. (a)	8,999,075
11,550,000	CapitaCommercial Trust (a)	16,025,180
995,000	City Developments, Ltd.	7,030,447
200,000	Fortune Real Estate Investment Trust	150,440
17,999,600	Macquarie MEAG Prime REIT (a)	11,272,874
3,575,000	Suntec Real Estate Investment Trust (a)	3,559,385
		53,721,671

Thailand—4.7%
17,135,000	Amata Corp. Public Company Limited	7,426,140
1,965,000	Amata Corp. Public Company Limited—NVDR	851,612
9,342,300	Central Pattana Public Company Limited (a)	5,576,732
10,000,000	CPN Retail Growth Property Fund (a)	2,834,753
21,743,600	The Erawan Group Public Company Limited (a)	2,607,750
31,014,300	Hemaraj Land & Development Public Company Limited	820,003
3,180,000	Lalin Property Public Company Limited	502,733
3,176,000	Land and Houses Public Company Limited—Foreign Registered	705,537
25,324,000	Land and Houses Public Company Limited—NVDR	5,625,638
2,000,000	Land and Houses Public Company Limited—Local	444,293
2,500,000	Major Cineplex Group Public Company Limited	1,022,146
16,366,666	Minor International Public Company Limited (a)	4,817,990
20,179,100	Quality House Public Company Limited (a)	660,032
4,040,000	Saha Pathana Inter-Holding Public Company Limited	2,488,695
		36,384,054
United Arab Emirates—0.5%
451,111	Kingdom Hotel Invest—GDR (a)	3,784,821

	Total Asia	257,024,530

Europe—38.8%
Central Eastern Europe—1.3%
1,845,000	Dawnay Day Carpathian PLC (a)	3,924,184
2,152,500	Engel East Europe N.V. (a)	4,927,227
238,800	Plaza Centers N.V. (a)	833,611
		9,685,022

See notes to financial statements.

Alpine Mutual Funds - International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
October 31, 2006

Shares/	Security
Par Value	Description	Value
Common Stocks—continued
Europe—continued
Finland—2.7%
2,713,200	Citycon Oyj	$14,370,946
494,000	Sponda Oyj	6,159,947
		20,530,893
France—9.1%

98,000	Accor S.A	6,804,253
17,345	Affine	2,711,870
171,000	Club Mediterranee S.A(a)	9,212,276
298,871	Kaufman & Broad S.A.(a)	17,203,459
151,636	Nexity (a)	10,450,848
76,328	Pierre & Vacances	8,757,881
72,937	Societe Immobiliere de Location pour l’Industrie et le Commerce	10,128,199
24,426	Unibail	5,318,471
		70,587,257

Germany—4.8%
8,250,000	Dawnay Day Treveria PLC(a)	12,793,391
115,722	DIC Asset AG	4,063,142
141,000	Eurocastle Investment, Ltd. (a)	6,298,580
564,008	Vivacon AG (a)	13,914,659
		37,069,772

Greece—1.5%
408,539	GEK Group Of Cos. S.A.	3,733,378
250,000	Hellenic Technodomiki Tev S.A.	2,527,090
350,000	J&P—Avax S.A.	2,715,983
770,380	Technical Olympic S.A.	2,694,083
		11,670,534
Italy—0.6%
580,790	Risanamento S.p.A	4,632,918

Norway—4.6%
1,158,600	Block Watne Gruppen ASA (a)	6,292,067
72,281	Home Invest ASA (a)	0
1,094,765	NorGani Hotels ASA (a)	9,713,604
2,444,695	Norwegian Property ASA (a)	19,821,295
		35,826,966

Spain—0.8%
300,000	NH Hoteles S.A.	6,179,883

Sweden—3.5%
1,145,588	JM AB (a)	22,563,122
241,200	Skanska AB	4,299,748
		26,862,870

Turkey—0.4%
1,400,000	The Ottoman Fund, Ltd.(a)	2,784,083

United Kingdom—9.5%
100,000	Barratt Developments PLC	2,065,887
100,000	Bellway PLC	2,569,483
674,000	Brixton PLC	6,910,612
110,000	Derwent Valley Holdings PLC	4,163,058
360,000	Hammerson PLC	9,250,138
317,500	Helical Bar PLC (a)	2,616,409
399,000	Invista Real Estate Investment Management Holdings PLC(a)	734,477
220,000	Land Securities Group PLC .	$8,796,139
522,992	Millennium & Copthorne Hotels PLC (a)	5,341,617
120,000	Persimmon PLC (a)	3,055,911
200,000	Redrow PLC	2,344,391
5,049,227	Regus Group PLC (a)	10,281,842
660,000	Shaftesbury PLC	7,893,863
295,000	Slough Estates PLC	3,863,142
125,000	St. Modwen Properties PLC	1,287,603
60,000	Wilson Bowden PLC	1,999,504
		73,174,076
	Total Europe	298,982,037

North & South America—25.9%
Argentina—0.8%
437,121	IRSA Inversiones y Representaciones S.A.—GDR(a)	6,281,429
8	IRSA Inversiones y Representaciones S.A(a)	11
		6,281,440
Bermuda—3.4%
673,400	Orient-Express Hotel’s Ltd.— Class A	26,565,630

Brazil—5.4%
247,475	Abyara Planejamento Imobilia S.A. (a)	3,697,969
963,000	Brascan Residential Properties S.A. (a)	7,712,048
984,550	Company S.A. (a)	9,103,007
599,000	Cyrela Brazil Realty S.A	12,195,377
15,000	Cyrela Brazil Realty S.A.—GDR(Acquired 09/21/2005, Cost$980,550) (b)	3,058,933
818,800	Klabin Segall S.A. (a)	5,735,199
		41,502,533
Canada—3.2%
150,100	ClubLink Corp	1,390,124
390,000	Crombie Real Estate Investment Trust(Acquired 03/22/2006, Cost $3,346,746) (b)	4,428,069
1,128,900	Killam Properties, Inc. (a)	2,593,670
1,600,000	Killam Properties, Inc.(Acquired 08/15/2006, Cost $3,292,623) (a)(b)	3,676,032
533,000	Lakeview Hotel Real Estate Investment Trust (a)	2,017,231
237,700	Mainstreet Equity Corp (a)	2,222,583
300,000	Mainstreet Equity Corp (Acquired 12/29/2005, Cost $1,287,775) (a)(b)	2,805,112
300,000	Parkbridge Lifestyles Communities, Inc (a).	1,429,271

See notes to financial statements.

.
Alpine Mutual Funds - International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
October 31, 2006

Shares/	Security
Par Value	Description	Value

Common Stocks—continued
North & South America—continued

Canada—continued
250,000	Sunrise Senior Living Real Estate Investment Trust (Acquired 12/24/2004, Cost $2,026,750) (b)	$2,415,513
150,000	Sunrise Senior Living Real Estate Investment Trust	1,449,308

Mexico—4.5%		24,426,913
2,611,300	Corporacion GEO S.A. de C.V.(a)	12,074,492
199,900	Desarrolladora Homex S.A. de C.V.—ADR (a)	8,775,610
1,399,583	Empresas ICA S.A. de C.V. (a)	4,801,961
9,250,600	Impulsora del Desarrollo Empleo en America Latina S.A. de C.V. (a	9,203,379
		34,855,442
United States—8.6%

12,000	Alexander’s, Inc. (a)	4,377,000
410,000	Hilton Hotels Corp	11,857,200
156,800	Hovnanian Enterprises, Inc.— Class A (a)	4,837,280
142,500	Lennar Corp.—Class A	6,765,900
296,800	Marriott International, Inc.— Class A	12,397,336
171,600	Pulte Homes, Inc	5,317,884
219,900	Starwood Hotels & Resorts Worldwide, Inc	13,136,826
91,700	Sunrise Senior Living, Inc. (a)	2,861,957
57,000	Toll Brothers, Inc. (a)	1,647,870
89,016	Verde Realty (a)(c)	$2,937,528
		66,136,781
	Total North & South America	199,768,739
	Total Common Stocks	755,797,543

Warrants—0.0%
375,000	Major Cineplex Group Public Company Limited— Expiration February 2007 Exercise Price 13.00 TB(Acquired 4/2003—5/2003, Cost $0) (c)	35,775
1,250,000	Minor International Public Company Limited Expiration March 2008 Exercise Price 6.00 TB(Acquired 12/2004—1/2005 Cost $0) (c)	0
	TOTAL WARRANTS (Cost $0)	35,775

Short-Term Investments—1.8%
80,000	Alpine Municipal Money Market Fund	80,000
13,525,653	Fidelity Institutional Government Portfolio	13,525,653
	Total Short-Term Investmetns	13,605,653
	Total Investments (Cost $608,485,979)—99.7%	769,438,971

	Other Assets in Excess of Liabilities—0.3%	2,560,808
	TOTAL NET ASSETS—100.0%	$771,999,779

(a)	Non Income Producing

(b)
Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c)	Security fair valued in accordance with procedures approved by the Board of Trustees.

ADR—American Depository Receipt

GDR—Global Depository Receipt

NVDR—New Vehicle Delivery Receipt

TB—Thai Baht

See notes to financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2006

ASSETS:	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund
Investments, at value(1)	$271,789,404	$845,877,858	$769,438,971
Dividends and interest receivable	11,885	336,054	884,594
Receivable for capital shares issued	10,121,505	1,557,790	2,846,952
Receivable for investment securities sold	7,337,931	4,098,266	5,760,196
Prepaid expenses and other assets	18,018	68,040	29,518
Total assets	289,278,743	851,938,008	778,960,231
LIABILITIES:
Payable for investment securities purchased	532,677	97,095	5,784,702
Payable for capital shares redeemed	—	827,132	313,673
Accrued expenses and other liabilities:
Investment advisory fees	224,726	688,827	622,699
Line of credit	18,790,000	—	—
Payable to custodian	—	—	20,496
Other	317,789	249,850	218,882
Total liabilities	19,865,192	1,862,904	6,960,452
Net Assets	$269,413,551	$850,075,104	$771,999,779

Net assets represented by
Capital Stock	$247,052,898	$562,513,280	$591,545,074
Accumulated undistributed net investment income	—	—	2,070,674
Accumulated net realized gains from investments, short sales and foreign currencies	19,499,750	32,145,386	17,435,135
Net unrealized appreciation(depreciation) on:
Investments	2,860,903	255,382,874	160,952,992
Foreign currency translation.	—	33,564	(4,096)
Total Net Assets.	$269,413,551	$850,075,104	$771,999,779

Net asset value
Class Y Shares
Net assets	$269,413,551	$850,075,104	$771,999,779
Shares of beneficial interest issued and outstanding	7,039,602	30,635,750	20,555,608
Net asset value, offering price and redemption price per share	$38.27	$27.75	$37.56

(1) Cost of Investments	$268,928,501	$590,494,984	$608,485,979

See notes to financial statements.

Alpine Mutual Funds

Statements of Operations
Year Ended October 31, 2006

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund
INVESTMENT INCOME:
Interest income	$ 1,673	$999,512	$1,226,840
Dividend income*	6,594,773	27,278,647	11,144,425
Total investment income	6,596,446	28,278,159	12,371,265
EXPENSES:
Investment advisory fees	4,060,266	7,333,603	5,314,043
Administration fees	173,556	300,813	223,040
Fund accounting fees	97,946	169,654	125,737
Audit and tax fees	23,225	23,350	24,984
Custodian fees	44,403	68,724	50,916
Interest expense	3,338,435	183,154	82,581
Legal fees	7,327	12,568	4,532
Registration and filing fees	54,066	44,030	72,589
Printing fees	157,879	138,864	66,353
Transfer agent fees	175,617	305,873	227,165
Trustee fees	7,166	7,191	7,175
Other fees	29,352	29,546	20,752
Dividends on short positions	—	52,991	—
Net expenses	8,169,238	8,670,361	6,219,867
Net investment income(loss)	(1,572,792)	19,607,798	6,151,398

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Long transactions	44,331,208	39,188,878	19,188,979
Short transactions	—	(333,113)	—
Option contracts expired or closed	—	—	(36,400)
Foreign currency translation	—	(40,421)	(1,439,118)
Net realized gain	44,331,208	38,815,344	17,713,461
Change in unrealized appreciation (depreciation) on:
Investments	(34,237,263)	148,885,120	105,132,438
Foreign currency translation	—	33,894	28,946
Net change in unrealized appreciation (depreciation)	(34,237,263)	148,919,014	105,161,384
Net realized/unrealized gain on investments	10,093,945	187,734,358	122,874,845
Change in net assets resulting from operations	$ 8,521,153	$207,342,156	$129,026,243

* Net of foreign taxes withheld	$ 270	$129,972	$931,088

See notes to financial statements.

Alpine Mutual Funds

Statement of Cash Flows
Year Ended October 31, 2006

U.S. Real Estate
Equity Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$8,521,153
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(89,953,603)
Proceeds from sales of investment securities	435,916,562
Sale of short-term investment securities, net	3
Decrease in dividends and interest receivable	4,125
Decrease in prepaid expenses and other assets	41,229
Decrease in accrued expenses and other liablilities	(57,222,096)
Unrealized depreciation on securities	34,237,263
Net realized gain from investments	(44,331,208)
Net cash provided by operating activities	287,213,428
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under line of credit	96,416,605
Repayment of borrowings under line of credit	(77,626,605)
Proceeds from fund shares sold	101,828,590
Payment on fund shares redeemed	(406,443,759)
Cash distributions paid to shareholders	(1,388,259)
Net cash used in financing activities	(287,213,428)
Net increase (decrease) in cash	—
CASH:
Beginning Balance	—
Ending Balance	$—
Supplemental disclosure of cash flows information:
During the year ended October 31, 2006, the Alpine U.S. Real Estate Equity Fund paid cash of $3,200,741 in interest.
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of
$19,264,323.

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	U.S Real Estate Equity Fund
	Year Ended	Year Ended
	October 31, 2006	October 31, 2005
OPERATIONS:
Net investment income (loss)	$(1,572,792)	$875,759
Net realized gain (loss) on:
Long transactions	44,331,208	20,145,675
Change in unrealized appreciation (depreciation) on:
Investments	(34,237,263)	2,763,436
Change in net assets resulting from operations	8,521,153	23,784,870
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Class B Shareholders
From net investment income	—	(2,468)
From net realized gains on investments	—	(178,870)
Distributions to Class Y Shareholders:
From net investment income	(323,489)	(622,756)
From net realized gains on investments	(20,329,093)	(18,224,728)
Change in net assets resulting from distributions to shareholders	(20,652,582)	(19,028,822)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	110,289,701	778,174,270
Dividends reinvested	19,264,323	17,393,229
Redemption Fees	13,047	852
Cost of shares redeemed	(404,670,372)	(462,995,950)
Change in net assets from capital share transactions	(275,103,301)	332,572,401
Total change in net assets	(287,234,730)	337,328,449
NET ASSETS:
Beginning of period	556,648,281	219,319,832
End of period*	$269,413,551	$556,648,281
* Including accumulated undistributed net investment income of:	$—	$653,709

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Realty Income & Growth Fund
	Year Ended	Year Ended
	October 31, 2006	October 31, 2005
OPERATIONS:
Net investment income	$19,607,798	$20,262,641
Net realized gain (loss) on:
Long transactions	39,188,878	18,575,432
Short transactions	(333,113)	(32,315)
Foreign currency translation	(40,421)	—
Change in unrealized appreciation (depreciation) on:
Investments	148,885,120	33,966,993
Foreign currency translation	33,894	—
Change in net assets resulting from operations	207,342,156	72,772,751
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(26,050,381)	(22,632,068)
From net realized gains on investments	(8,681,262)	(7,702,088)
Change in net assets resulting from distributions to shareholders	(34,731,643)	(30,334,156)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	264,715,661	457,228,812
Dividends reinvested	32,136,947	27,699,449
Redemption Fees	42,393	—
Cost of shares redeemed	(260,654,193)	(280,321,048)
Change in net assets from capital share transactions	36,240,808	204,607,213
Total change in net assets	208,851,321	247,045,808
NET ASSETS:
Beginning of period	641,223,783	394,177,975
End of period*	$850,075,104	$641,223,783
* Including accumulated undistributed net investment income of:	$—	$9,415,324

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets
	International
	Real Estate Equity Fund
	Year Ended	Year Ended
	October 31, 2006	October 31, 2005
OPERATIONS:
Net investment income	$6,151,398	$3,138,275
Net realized gain (loss) on:
Long transactions	19,188,979	4,368,772
Short transactions	—	(83,656)
Options contracts expired or closed	(36,400)	241,371
Foreign currencies	(1,439,118)	(258,415)
Forward currency exchange contracts	—	(253,493)
Change in unrealized appreciation (depreciation) on:
Investments	105,132,438	30,721,028
Foreign currency translation	28,946	(36,124)
Change in net assets resulting from operations	129,026,243	37,837,758
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,914,233)	(3,542,113)
From net realized gain on investments	(3,532,066)	(5,398,131)
Change in net assets resulting from distributions to shareholders	(7,446,299)	(8,940,244)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	564,469,484	330,885,764
Dividends reinvested	6,748,378	8,436,642
Redemption fees	193,488	164,178
Cost of shares redeemed	(211,738,902)	(172,724,083)
Change in net assets from capital share transactions	359,672,448	166,762,501
Total change in net assets	481,252,392	195,660,015
NET ASSETS:
Beginning of period .	290,747,387	95,087,372
End of period*	$771,999,779	$290,747,387
* Including accumulated undistributed net investment income of:	$2,070,048	$24,417

See notes to financial statements.

Alpine Mutual Funds - U.S. Real Estate Equity Fund

Financial Highlights
(For a share outstanding throughout each year)

	Year Ended October 31,
	2006	2005	2004	2003	2002

Net asset value per share, beginning of year	$39.45	$34.51	$29.21	$17.53	$13.54
Income from investment operations:
Net investment income (loss)	(.20)	0.12	(0.05)(a)	0.07(b)	0.03
Net realized/unrealized gains on investments	.62	7.47	6.61	11.63	3.96
Total from investment operations	0.42	7.59	6.56	11.70	3.99
Less Distributions:
Net investment income	(0.03)	(0.09)	—	(0.02)	—
Net realized gains on investments	(1.57)	(2.56)	(1.26)	—	—
Total distributions	(1.60)	(2.65)	(1.26)	(0.02)	—
Net asset value per share, end of year	38.27	$39.45	$34.51	$29.21	$17.53
Total return	0.74%	22.18%	23.12%	66.81%	29.47%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$269,414	$556,648	$216,773	$107,753	$36,083
Ratio of expenses to average net assets:	2.01%	1.19%	1.31%	1.67%	1.72%
Ratio of net investment income (loss) to average net assets	(.39)%	0.16%	(0.17)%	0.32%	0.16%
Ratio of interest expense to average net assets	0.82%	0.01%	0.03%	0.05%	0.00%
Portfolio turnover	19%	34%	73%	86%	115%
____________

(a)
Net Investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	Net investment income is calculated using average shares outstanding during the period.

See notes to financial statements.

Alpine Mutual Funds - Realty Income & Growth Fund

Financial Highlights
(For a share outstanding throughout each year)

	Year Ended October 31,
	2006	2005	2004	2003	2002

Net asset value per share, beginning of year	$21.92	$19.97	$16.67	$13.55	$11.92
Income from investment operations:
Net investment income	.65	1.06	0.71(a)	0.77(a)	0.76(a)
Net realized/unrealized gains on investments	6.35	2.07	3.45	3.21	1.74
Total from investment operations	7.00	3.13	4.16	3.98	2.50
Less Distributions:
Net investment income	(0.87)	(0.84)	(0.82)	(0.81)	(0.81)
Net realized gains on investments	(0.30)	(0.34)	(0.04)	(0.05)	(0.06)
Total distributions	(1.17)	(1.18)	(0.86)	(0.86)	(0.87)
Net asset value per share, end of year	$27.75	$21.92	$19.97	$16.67	$13.55
Total return	32.91%	15.92%	25.51%	30.45%	21.21%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$850,075	$641,224	$394,153	$183,410	$49,650
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.17%	1.18%	1.25%	1.38%	1.57%
After waivers and reimbursements	1.17%	1.18%	1.25%	1.40%	1.46%
Ratio of net investment income to average net assets	2.67%	3.47%	3.85%	4.98%	5.62%
Ratio of interest expense to average net assets	0.02%	0.00%	0.01%	0.00%	0.00%
Portfolio turnover	33%	34%	65%	45%	86%
_____________

(a)
Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

See notes to financial statements.

Alpine Mutual Funds - International Real Estate Equity Fund

Financial Highlights
(For a share outstanding throughout each year)

	Year Ended October 31,
	2006	2005	2004	2003	2002

Net asset value per share, beginning of year	$28.89	$24.28	$20.23	$13.81	$12.34
Income from investment operations:
Net investment income	.50	0.74	0.29(a)	0.22(a)	0.12(a)
Net realized/unrealized gains on investments	8.91	5.71	4.30	6.42	1.60
Total from investment operations	9.41	6.45	4.59	6.64	1.72
Less Distributions:
Net investment income	(0.39)	(0.73)	(0.44)	(0.22)	(0.25)
Net realized gains on investments	(0.35)	(1.11)	(0.10)	—	—
Total distributions	(0.74)	(1.84)	(0.54)	(0.22)	(0.25)
Net asset value per share, end of year	$37.56	$28.89	$24.28	$20.23	$13.81
Total return	33.19%	27.29%	23.25%	48.87%	14.03%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$771,998	$290,747	$87,621	$86,428	$31,457
Ratio of expenses to average net assets:	1.17%	1.18%	1.35%	1.52%	1.81%
Ratio of net investment income to average net assets	1.16%	1.22%	1.40%	1.36%	0.82%
Ratio of interest expense to average net assets	0.02%	0.00%	0.00%	0.02%	0.00%
Portfolio turnover	30%	10%	38%	51%	48%
______________

(a)
Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

See notes to financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2006

1.	Organization:

Alpine Equity Trust (the “Equity Trust’’) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act’’), as an open-ended management investment company. The Alpine U.S. Real Estate Equity Fund, the Alpine Realty Income & Growth Fund and the Alpine International Real Estate Equity Fund are three separate funds of the Equity Trust (individually referred to as a “Fund’’ and collectively, “the Funds’’). The Alpine U.S. Real Estate Equity Fund and the Alpine International Real Estate Equity Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Woods Capital Investors, LLC. (the “Adviser’’) is a Delaware Corporation and serves as the investment manager to the Funds. The Equity Trust Board of Trustees voted to merge the U.S. Real Estate Equity Fund Class B Shares into the U.S. Real Estate Equity Fund Class Y effective May 1, 2005.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP’’), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ’’) National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

B.  Security Transactions and Investment Income:

Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date).
Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C.  Short Sale Transactions:

The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when effecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2006

a gain if the security declines in value between those dates. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security. Dividends on short-positions are recorded as an expense on the ex-dividend date.

All short sales must be fully collateralized. Accordingly, the Funds maintain collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.

D.  Line of Credit:

Each Fund has a line of credit with Custodial Trust Company (“CTC’’). Loans in the aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the Investment Company Act of 1940, as amended. The average interest rate paid on outstanding borrowings was 6.02% for the year ended October 31, 2006.
	US	Realty	International
	Real Estate	Income &	Real
	Equity Fund	Growth Fund	Estate Fund

Total line of credit amount available	96,416,605	283,950,938	259,620,033
Line of credit outstanding at October 31, 2006	18,790,000	—	—
Line of credit amount unused at October 31, 2006	77,626,605	283,950,938	259,620,033
Average balance outstanding during fiscal 2006	44,096,458	976,750	409,422
Interest expense incurred during fiscal 2006	3,338,435	183,154	82,581

E. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

F. Dividends and Distributions:

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

G. Foreign Translation Transactions:

The U.S. Real Estate Equity Fund and the Realty Income & Growth Fund may invest up to 15% and 35%, respectively of the value of their total assets in foreign securities. The International Real Estate Equity Fund will, under normal market conditions, invest no less than 80% of its total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2006

ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

H.  Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I.  Forward Currency Contracts:

A forward currency contract (“forward’’) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward contract is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

J.  New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB’’) released FASB Interpretation No. 48
“Accounting for Uncertainty in Income Taxes’’ (“FIN 48’’). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not’’ of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and the impact, if any, of this standard on the Funds’ financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.’’ The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Funds’ financial statements has not yet been determined.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2006

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized.
Transactions in shares and dollars of the Funds were as follows:

U.S. Real Estate Equity Fund
	Year Ended		Year Ended
	October 31, 2006		October 31, 2005
	Shares	Amount	Shares	Amount
Class B
Shares sold	—	—	294	$10,275
Shares issued in reinvestment of dividends	—	—	3,751	131,074
Redemption fees	—	—	—	852
Shares redeemed	—	—	(53,648)	(1,949,082)
Shares merged into Class Y	—	—	(30,989)	(1,108,527)
Total net change	—	—	(80,592)	$(2,915,408)
Class Y
Shares sold	2,751,773	$110,289,701	18,301,032	$778,163,995
Shares merged from Class B	—	—	28,092	1,108,527
Shares issued in reinvestment of dividends	463,307	19,264,323	449,652	17,262,155
Redemption fees		13,047	—	—
Shares redeemed	(10,284,666)	(404,670,372)	(10,950,183)	(461,046,868)
Total net change	(7,069,586)	$(275,103,301)	7,828,593	$335,487,809

Realty Income & Growth Fund
	Year Ended		Year Ended
	October 31, 2006		October 31, 2005
	Shares	Amount	Shares	Amount
Class Y
Shares sold	10,758,348	$264,715,661	21,136,828	$457,228,812
Shares issued in reinvestment of dividends	1,340,544	32,136,947	1,284,550	27,699,449
Redemption fees	—	42,393	—	—
Shares redeemed	(10,711,372)	(260,654,193)	(12,909,966)	(280,321,048)
Total net change	1,387,520	$36,240,808	9,511,412	$204,607,213

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2006

International Real Estate Equity Fund
	Year Ended		Year Ended
	October 31, 2006		October 31, 2005
	Shares	Amount	Shares	Amount
Class Y
Shares sold	16,724,606	$564,469,484	11,927,740	$330,885,764
Shares issued in reinvestment of dividends	224,199	6,748,378	322,625	8,436,642
Redemption fees	—	193,488	—	164,178
Shares redeemed	(6,458,498)	(211,738,902)	(6,100,900)	(172,724,083)
Total net change	10,490,307	$359,672,448	6,149,465	$166,762,501

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2006 are as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales

U.S. Real Estate Equity Fund	$85,221,260	$422,802,950	—	—
Realty Income & Growth Fund	233,645,036	248,324,650	—	—
International Real Estate Equity Fund	493,257,575	150,626,815	—	—

5.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine’’) provides investment advisory services to the Funds. Pursuant to the investment adviser’s agreement with the U.S. Real Estate Equity Fund and Realty Income & Growth Fund, Alpine is entitled to an annual fee based on the Funds’ average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

Alpine is entitled to an annual fee based on 1.00% of the Fund’s average daily net assets for the International Real Estate Equity Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed 1.50% of the Fund’s average daily net assets. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. No reimbursements or recoupments were made in 2006, 2005 or 2004. Therefore, at October 31, 2006 there are no recoverable expenses eligible for recoupments. The expense limitation will remain in effect unless and until the Board of Trustees of the Equity Trust approve its modification or termination.

At October 31, 2006, the Realty Income & Growth Fund and International Real Estate Equity Fund had $7,580,000 and $80,000, respectively, invested in the Alpine Municipal Money Market Fund.

6.	Concentration of Credit Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2006

7.	Federal Income Tax Information:

At October 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:
	U.S. Real	Realty	International
	Estate	Income &	Real Estate
	Equity Fund	Growth Fund	Equity Fund

Cost of Investments	$269,507,480	$590,733,961	$620,468,655

Gross unrealized appreciation	57,713,510	275,379,061	164,947,162
Gross unrealized depreciation	(55,431,586)	(20,235,254)	(15,999,083)
Net unrealized appreciation/(depreciation)	2,281,924	255,143,807	148,948,079

Undistributed ordinary income	—	140,185	14,073,845
Undistributed long-term capital gain	20,078,729	32,244,268	17,435,135
Total distributable earnings	20,078,729	32,384,453	31,508,980

Other accumulated gains/(losses)	—	33,564	(4,096)
Total accumulated earnings/(losses)	$22,360,653	$287,561,824	$180,452,963
The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes.

The tax character of distributions paid during the years ended October 31, 2006 and 2005 were as follows:
	2006	2005

U.S. Real Estate Equity Fund
Ordinary income	$—	$9,312,372
Long-term capital gain	20,652,582	9,716,450
	$20,652,582	$19,028,822

Realty Income & Growth Fund
Ordinary income	$24,835,137	$23,517,517
Long-term capital gain	9,896,506	6,816,639
	$34,731,643	$30,334,156

International Real Estate Fund
Ordinary income	$3,913,987	$5,949,219
Long-term capital gain	3,532,312	2,991,025
	$7,446,299	$8,940,244

Alpine Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Trustees
of Alpine Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Equity Trust, comprising the Alpine Realty Income & Growth Fund, Alpine U.S. Real Estate Equity Fund, and Alpine International Real Estate Equity Fund (collectively, the “Funds’’), as of October 31, 2006 and the related statements of operations and changes in net assets for the periods indicated therein, and the financial highlights for the periods subsequent to October 31, 2003, and the statement of cash flows of the U.S. Real Estate Equity Fund for the year ended October 31, 2006. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the periods ended prior to October 31, 2004 were audited by other auditors whose report, dated December 19, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2006, and the results of its operations, the changes in their net assets and the financial highlights for the periods indicated in the first paragraph and the cash flows of the U.S. Real Estate Equity Fund for the year ended October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI
December 18, 2006

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
October 31, 2006

As a shareholder of the U.S. Real Estate Equity Fund or the Realty Income & Growth Fund, you will incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of International Real Estate Equity Fund, you will incur two types of costs: (1) redemption fees and (2) ongoing costs. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 5/1/06-10/31/06.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the International Real Estate Equity Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 60 calendar days after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under heading entitled
“Expenses Paid During Period’’ to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpine U.S. Real Estate Equity Fund
Class Y Shares
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/2006	10/31/2006	5/1/06*-10/31/06*
Actual (1)	$1,000.00	$ 928.00	$10.01
Hypothetical (2)	$1,000.00	$1,014.82	$10.46
___________

(1)	Ending account values and expenses paid during period based on a (7.20)% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

(3)	Excluding interest expense of 0.82%, the actual and hypothetical expenses paid during the period were $6.03 and $6.31 respectively.

*	Expensesare equal to Fund’s annualized expense ratio of 2.06%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2006

Alpine Realty Income & Growth Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/2006	10/31/2006	5/1/06-10/31/06*

Actual (1)	$1,000.00	$1,149.00	$6.28
Hypothetical (2)	$1,000.00	$1,019.36	$5.90
______________

(1)	Ending account values and expenses paid during period based on a 14.90% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

(3)	Excluding interest expense of .02% and dividends on short positions expense of .01% the actual and hypothetical expenses were $6.12 and $5.75 respectively.

*	Expenses are equal to Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine International Real Estate Equity Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	5/1/2006	10/31/2006	5/1/06-10/31/06*

Actual (1)	$1,000.00	$1,052.10	$5.95
Hypothetical (2)	$1,000.00	$1,019.41	$5.85
_____________
(1)	Ending account values and expenses paid during period based on a 5.21% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

Investment Adviser and Advisory Contracts

On December 13, 2005, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds’ counsel and the Funds’ administrator. The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

The Board Members also evaluated the investment performance of the Funds relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable).

The Board Members also reviewed Lipper analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund’s fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered the Funds’ total expense ratios and contractual investment advisory fees compared to their respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Dynamic Balance Fund, the Dynamic Dividend Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.

The Board Members considered the extent to which economies of scale would be realized with respect to operational costs as the Funds grow in their number of shareholders and assets under management, the existence of breakpoints previously established by the Adviser, and whether fee levels to be charged by the Adviser reflect these economies of scale for the benefit of Fund investors and are fair under the circumstances, which the Board Members, including all of the non-interested Trustees, believed to be the case.

Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2006

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

# of
	Position(s)	Term of Office		Portfolios in
	Held with	and Length of	Principal Occupation During	Fund	Other Directorships
Name, Address and Age	the Trust	Time Served	Past Five Years	Complex*	Held by Trustee

Laurence B. Ashkin (78),	Independent	Indefinite,	Real estate developer and	10	Trustee of Alpine
2500 Westchester Ave.	Trustee	Since the	construction consultant since		Equity and Alpine
Purchase, NY 10577		Trust’s	1980; Founder and President of		Series Trusts
		inception	Centrum Properties, Inc. since		(formerly Evergreen
			1980.		Global Equity
Trust).

H. Guy Leibler (52),	Independent	Indefinite,	Chief Operating Officer	10	Director, White
2500 Westchester Ave.	Trustee	since the	L&L Acquisitions, LLC since		Plains Hospital
Purchase, NY 10577		Trust’s	2004; President, Skidmore,		Center; Founding
		inceptions.	Owings & Merrill LLP,		Director, Stellaris
			2001-2003, Director of Brand		Health Network,
			Space Inc., a brand		Trustee of Alpine
			marketing/advertising company		Equity and Alpine
			(1997-1999).		Series Trusts

Jeffrey E. Wacksman (46),	Independent	Indefinite,	Partner, Loeb, Block & Partners	10	Director, Dynasty
2500 Westchester Ave.	Trustee	since 2004	LLP, since 1994.		Holdings Inc.;
Purchase, NY 10577					Director, MH
Properties Inc.;
Director, Bondi
Icebergs Inc.;
Trustee, Larchmont
Manor Park Society;
Trustee of Alpine
Equity and Alpine
Series Trusts
*	The term “Fund Complex’’ refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, and the Alpine Global Dynamic Dividend Fund.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2006

Interested Trustees & Officers

# of
	Position(s)	Term of Office		Portfolios in
	Held with	and Length of	Principal Occupation During	Fund	Other Directorships
Name, Address and Age	the Trust	Time Served	Past Five Years	Complex**	Held by Trustee

Samuel A. Lieber* (50),	Interested	Indefinite,	CEO of Alpine Woods Capital	10	Trustee of Alpine
2500 Westchester Ave.	Trustee,	since	Investors, LLC since November		Equity and Alpine
Purchase, NY 10577	Portfolio	inceptions.	1997. Formerly Senior Portfolio		Series Trusts
	Manager, and		Manager with Evergreen Asset
	President		Management Corp. (1985-1997)

Stephen A. Lieber (81),	Vice President	Indefinite,	Chairman and Senior Portfolio	10	None
2500 Westchester Ave.		since	Manager, Saxon Woods Advisors,
Purchase, NY 10577		inception	LLC Since 1999. Formerly
President, Evergreen Asset
Management Corp. (1971-1999).
Formerly, Chairman and Chief
Executive Officer, Lieber &
Company (1969-1999)

Robert W. Gadsden (49),	Vice President	Indefinite,	Portfolio Manager and Senior	10	None
2500 Westchester Ave.	and Portfolio	since 1999	Real Estate Analyst of Alpine
Purchase, NY 10577	Manager		Woods Capital Investors, LLC since
1999. Formerly Vice President,
Prudential Realty Group (1990-
1999).

Sheldon R. Flamm (58),	Treasurer and	Indefinite,	Chief Financial Officer, Saxon	10	None
2500 Westchester Ave.	Chief	since 2002	Woods Advisors, LLC, 1999-
Purchase, NY 10577	Compliance		Present; Chief Financial Officer,
	Officer		Lieber & Co. a wholly-owned
subsidiary of First Union National
Bank), 1997-1999, Chief Financial
Officer of Evergreen Asset
Management Corp. March 1987 to
September 1999.

Oliver Sun (41),	Secretary	Indefinite,	Controller of Alpine Woods	10	None
2500 Westchester Ave.		since 2002	Capital Investors, LLC, 1998 to
Purchase, NY 10577			present.
*	Denotes Trustees who is an “interested persons’’ of the Trust or Fund under the 1940 Act.

**	The term “Fund Complex’’ refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, and the Alpine Global Dynamic Dividend Fund.

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2006 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

U.S. Real Estate Equity Fund	0.00%
Realty Income & Growth Fund	7.15%
International Real Estate Equity Fund	13.09%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders.

U.S. Real Estate Equity Fund	0.00%
Realty Income & Growth Fund	1.90%
International Real Estate Equity Fund	3.50%

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2006

Additional Information Applicable to Foreign Shareholders Only (Unaudited):

The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

US REIT	0.00%
Realty Income & Growth	2.54%
International REIT	9.48%

The Funds hereby designate the following percentages of their ordinary income distributions short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).

US REIT	0.00%
Realty Income & Growth	0.00%
International REIT	0.00%

For the year ended October 31, 2006, the International Real Estate Equity Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source
	Income
	Earned	Foreign Taxes Paid
	(per share)	(per share)

Australia	0.0057	0.0010
Brazil	0.0021	0.0000
Britain	0.0758	0.0000
Canada	0.0244	0.0037
Finland	0.0287	0.0043
France	0.0570	0.0084
Germany	0.0064	0.0000
Greece	0.0010	0.0000
Hong Kong	0.0836	0.0000
Indonesia	0.0004	0.0001
Italy	0.0043	0.0006
Japan	0.0158	0.0011
Malaysia	0.0069	0.0014
Phillipines	0.0010	0.0003
Spain	0.0196	0.0029
Singapore	0.0689	0.0036
Sweden	0.0265	0.0015
Thailand	0.0487	0.0041

Availability of Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, the Funds will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Laurence Ashkin is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were not applicable. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2006	FYE 10/31/2005
Audit Fees	$96,246	$59,150
Audit-Related Fees	0	0
Tax Fees	$16,927	$9,850
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

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Item 5.  Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.  Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

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(b)
  (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Alpine Equity Trust

By (Signature and Title) /s/Samuel A. Lieber
Samuel A. Lieber, President

Date January 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/Samuel A. Lieber
Samuel A. Lieber, President

Date Janauary 10, 2007

By (Signature and Title)* /s/Sheldon Flamm
Sheldon Flamm, Treasurer

Date January 10, 2007

* Print the name and title of each signing officer under his or her signature.

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